SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant |X|

              Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BOOK CORPORATION OF AMERICA
                        ---------------------------
             (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
       and 0-11.
1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:
|_|  Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:




                                                          PRELIMINARY COPY

                        BOOK CORPORATION OF AMERICA
                    1725 EAST WARM SPRINGS ROAD, STE. 10
                          LAS VEGAS, NEVADA 89119


                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     A special meeting of stockholders of Book Corporation of America will be held at the offices of Book Corporation of America, 1725 East Warm Springs Road, Suite 10, Las Vegas Nevada 89119 on July ___, 2002, at 10:00 a.m., local time, for the following purposes:

     1. To approve a resolution of the board of directors to change our domicile from Utah to Nevada by entering a Agreement and Plan of Merger with a Nevada corporation;

     2. To approve a resolution of the board of directors to amend our Articles of Incorporation to:
          (a) effect a name change to Secured Diversified Investment, Ltd.("SDI")(or other such name as may be available);
          (b) change the par value on the authorized common shares to $.001; and
          (c) to authorize 50,000,000 shares of Preferred Stock at a par value of $.01;

     3. To elect one director to our company's Board of Directors. The director will be elected to serve for a period of one year and until his successor is elected and qualified;

     4. To adopt the SDI 2002 Stock Option Plan for purposes of Sections 162(m) and 422 of the Internal Revenue Code;

     5. To amend our bylaws to effect a change in our fiscal year end from October 31 to a calendar year end or December 31.

     6. To ratify the actions of our officers and directors for the last fiscal year and for the period from the fiscal year end through the date of this special shareholder meeting.

     7. To transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our board of directors has fixed the close of business on May 31, 2002 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. Only stockholders of record at the close of business on May 31, 2002 will be entitled to notice of, and to vote at, the special meeting of stockholders. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at our corporate headquarters, 1725 East Warm Springs Road, Suite 10, Las Vegas, Nevada 89119.

     All of our stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the special meeting of stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if


                                     1


mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By order of the board of directors,


                              RONALD ROBINSON
                              President


 _________________, 2002

                                     2


                                                          PRELIMINARY COPY


                        BOOK CORPORATION OF AMERICA
                    1725 EAST WARM SPRINGS ROAD, STE. 10
                          LAS VEGAS, NEVADA 89119

                              PROXY STATEMENT

     GENERAL

     SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Book Corporation of America, a Utah corporation, in connection with the solicitation of proxies by our board of directors for use at our special meeting of stockholders to be held at 10:00 a.m., local time, on July ___, 2002, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about July ___, 2002.

     COST OF SOLICITATION. We will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of our Common Stock.

     OUTSTANDING VOTING SHARES. Only stockholders of record at the close of business on May 31, 2002, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, we had 2,349,540 outstanding shares of Common Stock, par value $.005 per share, which are our only securities entitled to vote at the meeting, each share being entitled to one vote.

     VOTE REQUIRED FOR APPROVAL. Shares of Common Stock will vote with respect to each proposal. Under our Bylaws, Proposals 1, 2, 3, 4, 5, 6 and 7 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Special Meeting in person or by proxy. With respect to Proposal 3 votes may be cast by a stockholder in favor of the nominee or withheld. With respect to Proposals 1, 2, 4, 5, 6 and 7 votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

     Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved

     VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by our company prior to the Special Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Special Meeting will be voted FOR Proposals 1, 2, 3, 4, 5, 6 and 7. You may revoke your proxy by giving written notice of revocation to our Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Special Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

                               PROPOSAL ONE:

               APPROVE A RESOLUTION OF THE BOARD OF DIRECTORS
                 TO CHANGE OUR DOMICILE FROM UTAH TO NEVADA

     You are being asked to approve a resolution of the board of directors to change our domicile from Utah to Nevada.

     POTENTIAL EFFECTS OF CHANGING DOMICILE FROM UTAH TO NEVADA
     ----------------------------------------------------------

     We believe that changing our domicile from Utah to Nevada will allow us to avail ourselves of the full advantages of the Nevada Revised Statutes as well as other tax advantages of doing business in Nevada, such as no state income tax. The change in domicile may change the way in which we take actions requiring shareholder approval without holding a shareholders' meeting. Because we were incorporated prior to July 1, 1992, and have not elected otherwise, the Utah Revised Business Corporation Act requires that we obtain written consent from all of our shareholders prior to taking any action requiring shareholder approval without holding a shareholders' meeting. Nevada corporate law provides that we can take actions requiring shareholder approval by obtaining written consent of the majority of shares entitled to vote on any action without holding a shareholders' meeting. In other words, if we become a Nevada corporation we will be able to take actions requiring shareholder approval without holding a shareholder meeting, so long as we obtain written approval of the action by the shareholder(s) holding at least 50.1% of the shares entitled to vote on the action rather than having to obtain the written approval of 100% of our shareholders.

     Of course, the Utah Revised Business Corporation Act provides that we can call a shareholder meeting and ask our shareholders to approve an amendment to our Articles of Incorporation that would allow us to opt out of the unanimous written consent requirement in Utah. If such a proposal were approved by the majority of our common shares at the meeting, we could amend our Articles of Incorporation to allow us to take actions requiring shareholder approval by obtaining written consent of a majority of our common shares rather than all of the shares. Once our Utah Articles of Incorporation were amended, there would be no difference between being a Nevada corporation or a Utah corporation in this respect.

     As REIT Consultants, LLC currently owns approximately 85% of our issued and outstanding Common Stock, by voting in favor of such an amendment, REIT Consultants LLC could approve such a change to our Utah Articles of Incorporation. Ronald Robinson, our President, is the manager of REIT Consultants, LLC and may be deemed to have voting control of shares held in the name of REIT Consultants, LLC.

     Moreover, if we become a Nevada corporation we could take actions requiring shareholder approval solely by obtaining the written consent of REIT Consultants, LLC and without holding a shareholders' meeting or soliciting proxies or consent of any of our other shareholders. If in the future the Company were to take action by obtaining written consent without holding a shareholders' meeting, the Company would provide all the non consenting shareholders with information regarding any actions so taken by distributing a Schedule 14C Information Statement in accordance with applicable federal and state securities laws.

     Other than as discussed herein, we believe there are no other material changes in shareholders' rights in the Nevada Revised Statute compared to the Utah Revised Business Corporation Act.

     PROCEDURE FOR CHANGING DOMICILE
     -------------------------------

     Nevada law provides that to change the domicile of a foreign corporation to Nevada, the corporation must merge with a Nevada corporation. Subject to the approval of proposals one and two of this proxy we will: form and merge with a Nevada corporation for the purpose of effecting the change in domicile; file Articles of Incorporation with the state of Nevada creating a Nevada corporation; enter into an Agreement and Plan of Merger with the newly formed Nevada corporation; and file a Certificate of Merger with both Utah and Nevada. Immediately following the merger, the Nevada corporation would be the surviving entity and the separate existence of the Utah corporation would cease. The change of domicile would become effective upon the filing date of the Certificate of Merger with the state of Nevada. The form of Articles of Incorporation and Bylaws of the proposed Nevada corporation, the Agreement and Plan of Merger, and Certificate of Merger are attached to this proxy statement as Annex A.1, Annex A.2, Annex B and Annex C respectively.

     VOTE REQUIRED
     -------------

     The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is requested to approve the proposal to change our domicile from Utah to Nevada.

     OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE BOARD OF DIRECTORS RESOLUTION TO EFFECT A CHANGE OF DOMICILE FROM UTAH TO NEVADA AS SET FORTH ABOVE.


                               PROPOSAL TWO:

                   AMEND OUR ARTICLES OF INCORPORATION TO
              EFFECT (a) A NAME CHANGE, (b) TO CHANGE THE PAR
                     VALUE ON OUR COMMON STOCK TO $.001
            AND (c) TO AUTHORIZE 50,000,000 SHARES OF PREFERRED
                        STOCK AT A PAR VALUE OF $.01

     You are being asked to vote to authorize our board of directors to amend our Articles of Incorporation to change the name of the corporation to Secured Diversified Investment, Ltd., or such other name as may be available, to change the par value of the Common Stock from $.005 to $.001, and to authorize 50,000,000 shares of Preferred Stock at a par value of $.01 per share, with the designation of rights, preferences and privileges of said preferred shares to be set by the board of directors.

     REASONS FOR THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION
     -----------------------------------------------------------

     By changing our name we believe we will better reflect our business plan to acquire assets and/or merge with businesses. We believe this new name will improve our marketability from a financial and public relations standpoint. By changing the par value on our Common Stock to $.001 we believe our par value will be the same as similar companies.

     We also believe that having Preferred Stock will greatly increase our ability to attract and complete acquisitions and/or mergers in order to enhance our business plan. In April 2002, we entered into a non-binding letter of intent with Seashore Diversified Investment Company ("Seashore"), a Maryland corporation, to negotiate the possible acquisition of real estate holdings from Seashore in exchange for restricted shares of our Preferred and/or Common Stock. By its terms, the letter of intent expired on June 30, 2002 without the parties having negotiated any terms of a definitive agreement. We had been waiting to negotiate the terms of a definitive agreement, including identification of specific properties, until such time as we obtained shareholder approval to authorize the establishment of Preferred Shares to assure we had the ability to perform any agreement that might have been reached with Seashore. While we hope to enter into a new letter of intent and/or a definitive agreement with Seashore, there is no guarantee that either such agreement will be reached.

     Our original intent in negotiations with Seashore was primarily to acquire partial interests in a number of properties throughout the United States that would generate revenues through rent and/or lease payments. No agreement as to the terms of acquisition of any properties has ever been reached between the parties. If we are able to reach a new letter of intent and/or a definitive agreement with Seashore, it will be with the same intent. Given that Seashore is continuously buying and selling real estate, however, it is impossible to know what properties, if any, we might acquire from Seashore if a new letter of intent and/or a definitive agreement is reached.

     Seashore is a real estate investment trust and is in the business of acquiring, selling and managing real estate holdings. Neither Seashore, nor any of its officers or directors is a related party to us or to our officer and director.

     RESULTS OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION
     ----------------------------------------------------------

     Name changes and changes to par value of common stock require the obtaining of a new CUSIP number and a new stock symbol, which are assigned by the CUSIP Service Bureau and the NASD respectively. Although the par value on the Common Stock would change to $.001, the total authorized, issued and outstanding Common Stock would remain unchanged. Finally, we would be authorized to issue up to 50,000,000 shares of Preferred Stock with a par value of $.01 with the rights, preferences and privileges of said preferred shares to be set by our board of directors. We will seek further approval from our shareholders to issue Preferred Stock and/or acquire assets only as required by applicable federal and state laws.

     POSSIBLE DILUTION RESULTING FROM AUTHORIZATION OF PREFERRED SHARES
     ------------------------------------------------------------------

     We currently have 100,000,000 shares of authorized capital stock. By voting in favor of Proposal Two, you are voting to increase our authorized capital stock by an additional 50,000,000 shares or 50%. While we have no present obligation to issue Preferred Stock, and have not yet designated any rights or preferences for these shares, if we issue Preferred Stock in the future you could potentially suffer substantial dilution. If we issue Preferred Stock you could suffer dilution in the book value of your shares if the Preferred Stock is sold at prices lower than the price at which you purchased your Common Stock. Moreover, if the Board of Directors in setting the rights, preferences and privileges of the Preferred Stock determines to grant voting rights to the holders of Preferred Stock, you could suffer dilution in the percentage of your voting interest in company matters. Similarly, the Board could grant other rights to the future holders of Preferred Stock which could be superior to your rights and holders of Common Stock.

     POSSIBLE ANTI-TAKEOVER EFFECTS OF AUTHORIZING PREFERRED STOCK
     -------------------------------------------------------------

     Although we have no such present intent, Preferred Stock could be used to discourage unsolicited acquisition proposals. For example, a business combination could be impeded by the issuance of a series of Preferred Stock containing class voting rights that would enable the holder or holders of such series to block any such transaction. Alternatively, a business combination could be facilitated by the issuance of a series of Preferred Stock having sufficient voting rights to provide a required percentage vote to the stockholders. In addition, under some circumstances, the issuance of Preferred Stock could adversely affect the voting power and other rights of the holders of the Common Stock. Although our Board of Directors is required to make any determination to issue any such stock based on its judgement as to the best interests of our stockholders, it could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholder might believe to be in their best interest or in which stockholders might receive a premium for their stock over prevailing market prices.

     PROCEDURE FOR EFFECTING AMENDMENTS TO THE ARTICLES OF INCORPORATION
     -------------------------------------------------------------------

     Provided that proposals one and two of this proxy are approved, the form of amendments will be set forth in the Articles of Incorporation (Annex A.1) to be filed with the state of Nevada and will become effective upon the filing of the Certificate of Merger (Annex B). If proposal one is not approved and proposal two is approved, then the form of amendment to our Articles of Incorporation will be filed with the state of Utah as set forth and attached to this proxy statement as Annex D, and the amendments will become effective upon the filing of the amendment to our Articles of Incorporation with the state of Utah.

     The exchange of certificates is not required. Our transfer agent, however, will act as the exchange agent for purposes of implementing any exchange of stock certificates for those who wish to do so. No new certificates will be issued to any stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the name change and change in par value will continue to be valid and will represent the same number of shares with the old par value. Stockholders should not destroy any stock certificate. Stockholders desiring new certificate reflecting the name change and the change of par value to the Common Stock will be required to bear the costs of the exchange.

     NO DISSENTERS' RIGHTS
     ---------------------

     No dissenters' rights are available under the Utah Revised Business Corporation Act or under our Articles of Incorporation or Bylaws to any stockholder who dissents from this proposal.

     FINANCIAL STATEMENTS
     --------------------

     Following you will find our most recent audited financial statements for the fiscal years ending October 31, 2001 and October 30, 2000, as well as, our unaudited financial statement for our second fiscal quarter ended April 30, 2002.

                        Book Corporation of America
                       (A Development Stage Company)

                            Financial Statements
                               April 30, 2002
                              October 31, 2001
                                    and
                              October 31, 2000

/Letterhead/



                            Accountant's Report
                            --------------------

Board of Directors
Book Corporation of America
(A Development Stage Company)

We have reviewed the accompanying balance sheet of Book Corporation of America, (a Utah Corporation) as of April 30, 2002, and the related statements of income, retained earnings and cash flows for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Book Corporation of America.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying April 30, 2002 financial statements in order to be in conformity with generally accepted accounting principles, in the United States of America.

The financial statements for the year ended October 31, 2001 and 2000 were audited by us, and we expressed an unqualified opinion on them in our report dated December 31, 2001, but we have not performed any auditing procedures since that date.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note #6 to the financial statements, the Company has an accumulated deficit and a negative net worth at April 30, 2002. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note #6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Bierwolf, Nilson & Associates
Bierwolf, Nilson & Associates
July 2, 2002

                        Book Corporation of America
                       (A Development Stage Company)
                               Balance Sheet
                    For the Period Ended April 30, 2002
                   and the Fiscal Years Ended October 31

                                       April 30,   October 31, October 31,
                                           2002        2001        2000
                                      -----------  ----------- -----------
                                      (Unaudited)
                                   Assets

Current Assets                        $    -       $    -      $    -
--------------                        -----------  ----------- -----------
    Total Assets                      $    -       $    -      $    -
                                      ===========  =========== ===========

                     Liabilities & Stockholders' Equity

Current Liabilities
-------------------

  Accounts Payable                    $     -      $   37,336  $   16,107
  Taxes Payable                              450          450         200
                                      -----------  ----------- -----------
    Total Current Liabilities                450       37,786      16,307

Stockholders' Equity
--------------------
  Common Shares 100,000,000 Authorized;
   $0.005 Par Value 2,349,540 Shares
   Issued & Outstanding                   11,748       11,748      11,748
  Paid In Capital                      3,041,711    3,041,711   3,041,711
  Contributed Capital                     61,189        -            -
  Accumulated Deficit                 (3,115,098)  (3,091,245) (3,069,766)
                                      -----------  ----------- -----------
    Total Stockholders' Equity              (450)     (37,786)    (16,307)
                                      -----------  ----------- -----------
    Total Liabilities &
    Stockholders' Equity              $    -       $    -      $     -
                                      ===========  =========== ===========





 The accompanying notes are an integral part of these financial statements.
                                     9









                        Book Corporation of America
                       (A Development Stage Company)
                          Statement of Operations
             For the Six Months Period Ended April 30, 2002 and
                   the Fiscal Years Ended October 31, and
          Accumulated for the Period November 22, 1978 (Inception)
                             to April 30, 2002

                                 April 30,  October 31,   October 31,
                                   2002         2001          2000      Accumulated
                              ------------ ------------  ------------  ------------
                               (Unaudited)
Revenues                      $     -      $     -       $     -       $   250,000
--------                      ------------ ------------  ------------  ------------
Expenses
--------

  Administrative Expenses          23,853       21,229         3,611        62,636
  Depreciation                      -            -             -           200,000
  Production Costs                  -            -             -           132,448
  Write Down of Film
   Inventory                        -            -             -         2,563,500
  Write Off of Investments
   & Other Assets                   -            -             -           200,247
  Bad Debt                          -            -             -           200,000
  Failed Offering Costs             -            -             -             5,917
                              ------------ ------------  ------------  ------------
    Total Expenses                 23,853       21,229         3,611     3,364,748
                              ------------ ------------  ------------  ------------
    Net Loss from
    Operations                    (23,853)     (21,229)       (3,611)   (3,114,748)

    Income Tax Expense              -              250           100           350
                              ------------ ------------  ------------  ------------
    Net Loss                  $   (23,853) $   (21,479)  $    (3,711)  $(3,115,098)
                              ============ ============  ============  ============

  Net Loss Per Share          $     (0.01) $     (0.00)  $     (0.00)

  Shares Outstanding            2,349,540    2,349,540     2,349,540









 The accompanying notes are an integral part of these financial statements

                                     10


                        Book Corporation of America
                       (A Development Stage Company)
                          Statement of Cash Flows
                  For the Period Ended April 30, 2002 and
                   the Fiscal Years Ended October 31, and
          Accumulated for the Period November 22, 1978 (Inception)
                             to April 30, 2002

                                April 30,     October 31,   October 31,
                                   2002         2001          2000       Accumulated
                              ------------   ------------ ------------  ------------
                                (Unaudited)
Cash Flows from
Operating Activities
--------------------
  Net Loss                     $   (23,853)  $   (21,479) $    (3,711)  $(3,115,098)
  Adjustments to Reconcile
  Net Loss to Net Cash Used
  by Operating Activities;
    Depreciation                       -             -              -       200,000
  Noncash Transactions;
   Write Down of Film
     Inventory                         -             -              -     2,593,500
  Changes in Operating
  Assets & Liabilities;
   Increase in Accounts
     Payable                       (37,336)       21,479         3,711          450
                               ------------  ------------  ------------ ------------
     Net Cash Used by
     Operating Activities          (61,189)         -              -       (321,148)

Cash Flows from
Investing Activities
--------------------
  Contributions to Capital          61,189         -            -            61,189
                               ------------ ------------  ------------  ------------
     Net Cash (Used) by
     Investing Activities           61,189         -            -            61,189

Cash Flows from
Financing Activities
--------------------
  Proceeds from the Sale
   of Common Stock                   -             -            -           127,500
  Contributed Capital                -             -            -            60,517
  Debt to Equity Conversion          -             -            -            71,942
                                ------------ ------------  ------------ ------------
     Net Cash Provided by
     Financing Activities            -             -            -          259,959
                                ------------ ------------  ------------ ------------
     Increase (Decrease)
     in Cash                         -             -            -             -

     Cash at Beginning
     of Period                       -             -            -             -
                                ------------ ------------  ------------ ------------
     Cash at End of Period      $     -      $     -       $    -       $     -
                                ============ ============  ============ ============

                                      Continued
                                          11


                             Book Corporation of America
                            (A Development Stage Company)
                               Statement of Cash Flows
                       For the Period Ended April 30, 2002 and
                        the Fiscal Years Ended October 31, and
               Accumulated for the Period November 22, 1978 (Inception)
                                  to April 30, 2002

                                    April 30,  October 31,   October 31,
                                     2002         2001          2000       Accumulated
                                 ------------ ------------  ------------   ------------
                                  (Unaudited)


Disclosure of Significant
Operating Activities:
---------------------
  Interest                       $     -      $     -       $     -        $     -
  Taxes                                -            -             -              -

Significant Noncash
Transactions:
-------------
  Acquisition of Films
    and Videos Cassette as
    Contributed Capital                -            -             -         2,447,000
  Acquisition of Property
    & Equipment                        -            -             -           200,000


 The accompanying notes are an integral part of these financial statements


                                     12



                        Book Corporation of America
                       (A Development Stage Company)
                       Notes to Financial Statements
                               April 30, 2002

NOTE #1 - Organization
----------------------

The Company was incorporated under the laws of the state of Utah on November 22, 1978. The Company amended its Articles of Incorporation, authorizing 100,000,000 shares of common stock having a par value of $0.005 per share.

The Articles of Incorporation grants the Company unlimited power to engage in and to do any lawful act concerning any and all lawful businesses for which corporations may be organized. The Company currently seeks to license films to television and to engage in market-by-market exploitation of the films it holds in its film inventory.

In accordance with FASB 7 the Company is considered to be a development stage company.

NOTE #2 - Significant Accounting Policies
-----------------------------------------

A.   The Company uses the accrual method of accounting.
B. Revenues and directly related expenses are recognized in the period in which the sales are finalized with customers.
C. The Company considers all short term, highly liquid investments, that are readily convertible to known amounts within ninety days as cash equivalents. The Company currently has no cash equivalents.
D. Basic Earnings Per Shares are computed by dividing income available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted Earnings Per Share shall be computed by including contingently issuable shares with the weighted average shares outstanding during the period. When inclusion of the contingently issuable shares would have an antidilutive effect upon earnings per share no diluted earnings per share shall be presented.
E. As a licensor of films to television or other markets the Company shall recognize revenues on the dates of the exhibition for both percentage and flat fee engagements. Revenues from license agreements that meet the requirements of FASB 53 shall be recognized when the license period begins.
F. Costs to produce a film shall be capitalized as film costs inventory and shall be amortized using the individual film forecast computation method.
G. Operating expenses and all type of income are recognized in the period in which the activities occur.
H. Depreciation: The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the lease of the related assets for the estimated lives of the assets. Depreciation and amortization is computed on the straight line method.


                                 Continued
                                     13


                        Book Corporation of America
                       (A Development Stage Company)
                       Notes to Financial Statements
                               April 30, 2002

NOTE #3 - Non Cash Investing and Non Cash Financing Activities
--------------------------------------------------------------

In 1988, the Company issued 200,000 shares of its common stock to a related entity for assets valued at historical cost of $200,000.

The Company currently holds in its film inventory, films contributed to the Company by principal stockholders. In the year ended October 31, 1999, the Company wrote off 100% of the cost of these films, because it has no plans to aggressively market the films.

NOTE #4 - Public Stock Offering
-------------------------------

In 1979, the Company conducted an intrastate public offering of its common stock shares and issued 15,000,000 pre split, 300,000 post split shares for net proceeds of $127,500.

NOTE #5 - Income Taxes and Net Operating Loss Carryforwards
-----------------------------------------------------------

The Company has incurred losses that can be carried forward to offset future earnings if provisions of the Internal Revenue Codes are met. These losses for the fiscal years ended October 31, are as follows:


                          Year of                Loss          Expiration
                             Loss              Amount                Date
                         -------------------------------------------------
                             1987          $    6,666                2002
                             1988                   -
                             1989                   -
                             1990             217,129                2005
                             1991              11,224                2006
                             1992              11,236                2007
                             1993              11,248                2008
                             1994              10,390                2009
                             1995              10,262                2010
                             1996              17,597                2011
                             1997               8,788                2017
                             1998              10,417                2018
                             1999              36,115                2019
                             2000               3,711                2020
                             2001              21,479                2021

The Company has adopted FASB 109 to account for income taxes. The Company currently has no issues that create timing differences that would mandate deferred tax expense. Net operating losses would create possible tax assets in future years. Due to the uncertainty as to the utilization of net operating loss carryforwards an evaluation allowance has been made to the extent of any tax benefit that net operating losses may generate.

                                 Continued
                                     14

                        Book Corporation of America
                       (A Development Stage Company)
                       Notes to Financial Statements
                               April 30, 2002

NOTE #5 - Income Taxes and Net Operating Loss Carryforwards
-----------------------------------------------------------

                                                   October 31, October 31,
                                                       2001        2000
                                                   ----------- -----------
  Current Tax Asset Value of Net Operating
    Loss Carryforwards at Current Prevailing
    Federal Tax Rate                               $  127,929  $  170,999
  Evaluation Allowance at 100%
    Net Tax Assets                                   (127,929)   (170,999)
                                                   ----------- -----------
    Current Income Tax Expenses                    $    -      $    -
    Deferred Tax Expenses                               -           -

NOTE #6 - Going Concern
-----------------------

The Company has sustained continued losses and currently has liabilities in excess of current assets. In addition, the Company has no revenue producing activities and is dependent upon its officers to provide its cash requirements. These factors indicate considerable doubt as to the Company's ability to continue as a going concern.

The Company's management seeks to raise additional capital by additional investment from outsiders in the Company's common stock.

NOTE #7 - Related Party Transactions
------------------------------------

The Company's principal shareholders contributed nine films to the Company for licensing and distribution. These films have been valued at historical cost or a discounted fair market value of $2,407,000. In 1999, the films were revalued to $-0- each because the Company has been unable to market them.

Additionally, the Company's President contributed 412 NTSC 3/4 inch format master video cassettes. These cassettes were valued at a historical cost of $40,000 and were revalued to have no current value.

NOTE #8 - Motion Picture Rights and Screen Plays
------------------------------------------------

The Company holds the motion picture rights to thirty-six screen plays, three novels, two short stories and fifty story titles and synopses. These rights and screen plays have been recorded at net asset value to reflect predecessor value and provisions of FASB 53 limiting such assets to a three year life.

     A representative of Bierwolf, Nilson & Associates is not expected to be present at the Special Meeting. In the event a representative is present he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions.

     PLAN OF OPERATIONS
     ------------------

     For a complete understanding, this Plan of Operations should be read in conjunction with the foregoing financial statements.

     Book Corporation of America was incorporated under the laws of the State of Utah on November 22, 1978. Since our inception we have sustained continued losses and currently have liabilities in excess of current assets. In addition, we have no revenue producing activities and are dependent upon contributions to capital to provide for our cash
requirements.   These factors indicate considerable doubt as to our ability to continue as a going concern. To date we have been unsuccessful in our efforts to develop a sustainable business. We are seeking business opportunities.

     As discussed above, we hope to negotiate a new letter of intent and/or a definitive agreement with Seashore to acquire partial interests from Seashore in a number of, yet undetermined, properties throughout the United States that would generate revenues through rent and/or lease payments. While we hope to enter into a new letter of intent and/or a definitive agreement with Seashore, given that we were unable to previously negotiate a definitive agreement with Seashore, there is no guarantee that a new letter of intent and/or a definitive agreement can be reached.

     If we cannot negotiate a new letter of intent and/or a definitive agreement with Seashore, we have unrestricted discretion in seeking and participating in any other business opportunity, subject to the availability of such opportunities, economic conditions and other factors. The selection of a business opportunity is complex and extremely risky and will be made by our management in the exercise of its business judgment. There is no assurance that we will be able to identify and acquire a business opportunity which will ultimately prove to be beneficial to us and our shareholders.

     The risks inherent in seeking a business interest are further complicated as a result of the fact that we are a dormant company with limited resources, which is unable to provide a prospective business opportunity with capital.

     Our limited resources include property and equipment that have been completely depreciated. In addition, we have been unable to market our films which are now more than twenty-five years old. We do not anticipate any future market developing for the films, and subsequently, in October 1999 the value of the films was written down to $-0-.

Sources of Opportunities
------------------------

     If we are unable to negotiate a new letter of intent and/or a definitive agreement to acquire real estate holdings from Seashore, it is anticipated that business opportunities may be available to us from other sources, including our officer and director, professional advisers, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. If we have to seek other opportunities, we will investigate potential business opportunity from all known sources, but will rely principally on personal contacts of our officer and director as well as indirect associations between him and other businesses and professional people. Although we do not anticipate engaging professional firms specializing in business acquisitions or reorganizations, if management deems it in our best interest, such firms may be retained. In some instances, we may publish notices or advertisements seeking a potential business opportunity in financial or trade publications.

Criteria
--------

     Should we be unable to negotiate a new letter of intent and/or a definitive agreement with Seashore, we intend to focus our search for prospective business opportunities to the area of acquisition of interests in real estate holdings. However, should other opportunities become available, we may also consider opportunities outside the real estate industry based on criteria outlined below.

     In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; the history of operations; prospects for the future; the nature of present and expected competition; the quality and experience of management services which may be available and the depth of the management; the potential for success of the opportunity; the potential for growth and expansion; the potential for profit; and other relevant factors.

     To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other firm's management and personnel, the ability to market products, and numerous other factors which are difficult if not impossible to analyze through the application of any objective criteria. In many instances, it is anticipated that the results of operations of a specific firm may not necessarily be indicative of the potential for the future.

     Generally, we will analyze all factors and circumstances and make a determination based upon a composite of available facts, without reliance upon any single fact as controlling.

Employees
---------

     We do not currently have any employees. We rely upon the efforts of our officer and director to conduct our business. If we are able to negotiate a definitive agreement with Seashore, we do not anticipate the need to hire significant additional employees in the next twelve months. If we are unable to reach an agreement with Seashore, the number of additional employees we may hire in the next twelve months will depend on the nature of the business opportunity we pursue, if any.

     VOTE REQUIRED
     -------------

     The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required to approve the proposed amendments to effect a name change of the corporation, to change the par value of the Common Stock and to authorize 50,000,000 shares of $.01 par value preferred shares.

     OUR BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO EFFECT THE NAME CHANGE OF THE CORPORATION TO SECURED DIVERSIFIED INVESTMENT, LTD.,TO CHANGE THE PAR VALUE ON OUR COMMON STOCK TO $.001 AND TO AUTHORIZE 50,000,000 SHARES OF PREFERRED STOCK AT A PAR VALUE OF $.01

                              PROPOSAL THREE:

                           ELECTION OF DIRECTORS

     The current Board of Directors contains one member and two vacancies. Following the director election held at the Special Meeting the Board of Directors will continue to consist of one member and two vacancies. It is anticipated that the two remaining vacancies will be filled in accordance with the provisions set forth in our bylaws.

     The following person, who is currently a member of the board of directors, has been nominated as a director for one year and until his successor is chosen and qualified.

     Ronald Robinson. Age 70.
     ------------------------
     For the last five years, Mr. Robinson has been principally engaged as a licensed real estate broker in both California and Nevada where he has been licensed for at least forty years. Mr. Robinson served in the US Air Force during the Korean War, obtained an undergraduate degree in business from the College of Los Angeles and later an LLB law degree from McGeorge College. Mr. Robinson does not currently sit on any other boards of directors.

     Management does not expect that the nominee will become unavailable for election as a director, but, if for any reason that should occur prior to the Special Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by Management.

     There were no material transactions between our company and any of our officers, directors or the nominee for election as director, any stockholder holding more than 5% of our Common Stock or any relative or spouse of any of the foregoing persons.

     VOTE REQUIRED
     -------------
     Approval of the nominee for election to the Board of Directors will require the affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of Common Stock represented at the Special Meeting in person or by proxy. The proxies which are executed and returned will be voted (unless otherwise directed) for the election as director the foregoing nominee.

     THE BOARD RECOMMENDS A VOTE "FOR" THE NOMINEE
     LISTED ABOVE

     Security Ownership of Directors and Executive Officers
     ------------------------------------------------------

     The following table sets forth the beneficial ownership of our Common Stock as of May 31, 2002, for each director and nominee, the President, the other executive officers, and for all directors and executive officers as a group.

--------------------------------------------------------------------------

                         Options Currently

                         Exercisable
Name                     Common Stock             or within 60 days
--------------------------------------------------------------------------
Ronald Robinson          2,000,000*                 0

All directors and executive officers as a group ( 1 )
--------------------------------------------------------------------------

     *Although Ronald Robinson does not hold any Common Stock in his name, he may be deemed a beneficial owner of stock held by REIT Consultants, LLC because he is the manager of the LLC and may have investment power.

              Security Ownership of Certain Beneficial Owners
              ------------------------------------------------

     As of May 31, 2002, our records and other information made available by outside sources indicated that the following stockholders were beneficial owners of more than five percent of our outstanding shares of Common Stock.

--------------------------------------------------------------------------
Name                                         Shares         Percent of
                                                            Class
--------------------------------------------------------------------------
REIT Consultants, LLC                        2,000,000*     85%
1775 East Warm Springs Road, Ste. 10
Las Vegas, Nevada 89119
--------------------------------------------------------------------------

     * As previously mentioned, Ronald Robinson is the manager of REIT Consultants, LLC, a Nevada limited liability company, and may have investment power over the shares held by REIT Consultants, LLC, and therefore, may be deemed to be a beneficial owner.

             Meetings and Committees of the Board of Directors
             --------------------------------------------------

     The board of directors currently has no standing Committees. During 2001 there were six meetings of the board of directors. All directors attended 75% of the meetings of the board of directors.

                         Compensation of Directors
                         -------------------------

     To date, no director has received any compensation for his services on the board of directors. We currently have not adopted any type of director compensation plan.

                                     20


                               PROPOSAL FOUR
                               --------------
                    ADOPT THE SDI 2002 STOCK OPTION PLAN

     DESCRIPTION OF SDI CORPORATION 2002 STOCK OPTION PLAN
     -----------------------------------------------------

     Provided that proposal one and two of this proxy are approved, we desire to adopt the SDI 2002 Stock Option Plan (the "Plan") attached hereto as Annex E. Under the Plan, our key employees, advisors and consultants (including directors and officers who are employees) may be granted options to purchase shares of our Common Stock.

     The Plan permits the granting of 500,000 shares of Common Stock at a price equal to one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock which is subject to the option. Further, no Incentive Stock Option may be granted to an employee owning Common Stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the Common Stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting. The par value of our Common Stock is presently $.005 per share but in this proxy statement there is a vote to change the par value on the Common Stock to $.001 per share. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. Unless otherwise specified by the board of directors, options granted under the Plan are Incentive Stock Options under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code.

     ADMINISTRATION OF THE PLAN
     --------------------------

     The Plan shall be administered by the board of directors until such time as a Compensation Committee is appointed. Subject to the provisions of the Plan, the board of directors determine the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and interprets the Plan and makes such rules of procedure as the board of directors may deem proper.

     Upon the granting of any option, the optionee must enter into a written agreement with us setting forth the terms upon which the option may be exercised. Such an agreement will set forth the length of the term of the option and the timing of its exercise as determined by our board of directors. The Compensation Committee, or if there is none, our board of directors, in its sole discretion will determine the vesting schedule and exercise dates of any equity security granted under the Plan at the time each grant is made. No equity security granted under the plan shall be exercisable within six months of the date of grant without approval of our the Compensation Committee or our board of directors. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to us in cash.


                                     21


     Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death or disability of the optionee, the option shall automatically terminate. If the termination is by reason of retirement, the optionee may exercise such portion of the option as has vested, within three months of termination or within the remaining term of the option, whichever is shorter. If the optionee dies while employed by us or our subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment but in no event may the option be exercised later than the date on which the option would have expired had the optionee not become disabled.

     FEDERAL INCOME TAX CONSEQUENCES
     -------------------------------

     With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted. When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company on the date of exercise of the option over the option price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an optionee of a non-qualified stock option. The Company generally can claim an ordinary deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee. When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxed to the optionee as a capital gain (or loss).

     With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any taxable income when the option is granted or exercised. If no disposition of shares issued to an optionee pursuant to the exercise of an Incentive Stock Option is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of an Incentive Stock Option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market

                                     22


value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount, subject to applicable withholding requirements. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition will eliminate the item of tax preference associated with the exercise of the Incentive Stock Option.

     CHANGES IN PLAN
     ---------------

     The Plan may be terminated, suspended, or modified at any time by the board of directors, but no amendment increasing the maximum number of shares for which option may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval by a majority of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

     Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee. All of the Options previously issued under the prior plan remain unchanged and outstanding.

     VOTE REQUIRED
     -------------

     The approval of the SDI 2002 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock of our company voting in person or by proxy on the amendment. If the proposal is not approved by shareholders, it will not become effective.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL FOUR ADOPTING THE SDI 2002 STOCK OPTION PLAN

                               PROPOSAL FIVE:
                               --------------

       TO AMEND OUR BYLAWS TO EFFECT A CHANGE IN OUR FISCAL YEAR END FROM OCTOBER 31 TO THAT OF A CALENDAR YEAR END OR DECEMBER 31

     REASONS FOR THE CHANGE IN FISCAL YEAR
     -------------------------------------

     We believe changing our fiscal year to a calendar year end would bring us in line with the industry. We would have the standard year end and our quarters would be on the standard quarterly ends. In addition, we are considering qualifying for REIT tax status, and if we were to pursue REIT tax status, we would be required to have a calendar year end. Although we have not committed to pursue REIT tax status, in order to keep the REIT option open we desire to have a calendar year end.

     PROCEDURE FOR CHANGING FISCAL YEAR END
     --------------------------------------
     Our fiscal year end is set forth in our bylaws.    To effect a change
in fiscal year end, we would amend our bylaws to set forth the new fiscal year end. Similarly, the proposed bylaws of the Nevada corporation will provide for a December 31 fiscal year end.

                                     23


     VOTE REQUIRED
     -------------
      Although we are not required to have shareholder approval to change our fiscal year end, we desire to obtain the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on the amendment. If the amendment is not approved by shareholders, it may not become effective.

     THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL FIVE TO AMEND OUR BYLAWS TO CHANGE OUR FISCAL YEAR END FROM OCTOBER 31 TO A CALENDAR YEAR END OR DECEMBER 31

                               PROPOSAL SIX:

            TO RATIFY THE ACTIONS OF OUR OFFICERS AND DIRECTORS
            ---------------------------------------------------

     We recommend that shareholders ratify the actions of our officers and directors for the last fiscal year and for the time period from the fiscal year end through the date of the special shareholder meeting.

     OTHER MATTERS
     -------------

     We know of no other matters that are to be presented for action at the special meeting of stockholders other than those set forth above. If any other matters properly come before the special meeting of stockholders, the persons named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     WHERE STOCKHOLDERS CAN FIND MORE INFORMATION
     --------------------------------------------

     We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain,without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing or by telephone from us at the following address:

                        Book Corporation of America
                       Attention: Investor Relations
                   1725 East Warm Springs Road, Suite 10
                          Las Vegas, Nevada 89119

     The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by July ___, 2002, to receive them before the special meeting of stockholders.

                              By order of the board of directors,


___________________, 2002          Ronald Robinson
                                   President


                                     24



STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.



              Index of Annexes Attached to the Proxy Statement


ANNEX A.1      Articles of Incorporation of SDI, the new Nevada corporation

ANNEX A.2      Bylaws of SDI, the new Nevada corporation

ANNEX B        Agreement and Plan of Merger

ANNEX C        Certificate of Merger

ANNEX D        Amendment to Book Corporation of America Articles of
               Incorporation

ANNEX E        SDI Stock Option Plan



                                     25


                                                          PRELIMINARY COPY

                        BOOK CORPORATION OF AMERICA

                                   PROXY

     The undersigned appoints Ronald Robinson with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Common Stock ("Common Stock"), of Book Corporation of America, ("BCAM") which the undersigned is entitled to vote at the special meeting of stockholders to be held at the offices of Book Corporation of America, 1725 East Warm Springs Road, Suite 10, Las Vegas, Nevada 89119, at 10:00 a.m., local time, on July ___, 2002, and at any adjournments or postponements thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of, and joint proxy statement and prospectus relating to, the meeting (receipt whereof is hereby acknowledged).

THE BOARD OF DIRECTORS OF BOOK CORPORATION OF AMERICA RECOMMENDS A VOTE "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

IF A PROXY IS SIGNED AND DATED BUT NOT MARKED, YOU WILL BE DEEMED TO HAVE VOTED "FOR" THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.


1. To approve a resolution of our board of directors to change the domicile of our corporation from Utah to Nevada:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2a. Approval of the proposed amendment to the Articles of Incorporation to effect a name change of our corporation to Secured Diversified Investment, Ltd., or other such name as may be available:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2b. Approval of the proposed amendment to the Articles of Incorporation to change the par value on the Common Stock of our corporation from $.005 per share to $.001 per share:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

2c. Approval of the proposed amendment to the Articles of Incorporation to authorize 50,000,000 shares of Preferred Stock at a par value of $.01 per share, with the designation of rights, preferences and privileges to be determined by our board of directors:

     |_| FOR             |_| AGAINST              |_| ABSTAIN
3. To elect the following director to our Board of Directors to serve for a period of one year and until his successor shall be elected and qualified:

     Ronald Robinson          |_| FOR             |_| ABSTAIN



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4.   To adopt the SDI 2002 Stock Option Plan for purposes of Sections
162(m) and 422 of the Internal Revenue Code:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

5. To amend our bylaws to effect a change in our fiscal year end from October 31 to a calendar year end or December 31:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

6. That the actions of our officers and directors for the last fiscal year, and for the period from the fiscal year end through the date of this special shareholder meeting, be and are hereby ratified:

     |_| FOR             |_| AGAINST              |_| ABSTAIN

7. To transact any other business as may properly come before the meeting or at any adjournment thereof:

     |_| FOR             |_| AGAINST              |_| ABSTAIN


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If you do not sign and return this proxy card or attend the meeting and vote by ballot, your shares cannot be voted. If you wish to vote in accordance with the board of directors' recommendations, just sign where indicated. You need not mark any boxes.

     Please sign your name below exactly as it appears hereon. When shares of Common Stock are held of record by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as its authorized officer. If a partnership, please sign in partnership name as its authorized person.

                              Dated: ______________, 2002



 _______________________________        __________________________________
Signature (Title, if any)               Signature if held jointly

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



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